ENCORE CAPITAL GROUP, INC. May 2013 JMP Securities 12th Annual Research Conference Exhibit 99.1

The statements in this presentation that are not historical facts, including, most importantly, those statements preceded by, or that include, the words "will," "may," "believe," "projects," "expects," "anticipates" or the negation thereof, or similar expressions, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Reform Act"). These statements may include, but are not limited to, statements regarding our future operating results and growth. For all "forward-looking statements," the Company claims the protection of the safe harbor for forward-looking statements contained in the Reform Act. Such forward-looking statements involve risks, uncertainties and other factors which may cause actual results, performance or achievements of the Company and its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These risks, uncertainties and other factors are discussed in the reports filed by the Company with the Securities and Exchange Commission, including the most recent reports on Forms 10-K, 10-Q and 8-K, each as it may be amended from time to time. The Company disclaims any intent or obligation to update these forward-looking statements.

encore CAPITAL GROUP

PROPRIETARY 2 CAUTIONARY NOTE ABOUT FORWARD-LOOKING STATEMENTS

PROPRIETARY
ENCORE IS A GROWING COMPANY WITH SOPHISTICATED
OPERATIONS AND DEEP CONSUMER EXPERTISE

1 in 7
American consumers have
accounts with us
3.1 million
consumers have
satisfied their obligations
$1.9 billion
in estimated
remaining collections
27%
Adjusted EBITDA
†
5-year
compound annual growth rate
2,800
employees worldwide
$987 million
collected in the last
twelve months
† See endnote

Call Center Site
St Cloud, MN
Call Center Site
San Diego, CA
Phoenix, AZ
San Antonio, TX
New Delhi, India
Headquarters/
Call Center Site
Costa Rica
Call Center /
Technology Site
Call Center
Site
Propel

encore CAPITAL GROUP

PROPRIETARY
ENCORE IS A LEADING PLAYER IN THE CONSUMER DEBT BUYING AND
RECOVERY INDUSTRY
Global Capabilities Business Description
•
Purchase and collection of charged-off
unsecured consumer receivables (primarily
credit card)
•
Provision of tax lien transfers, and purchase of
tax lien certificates, through Propel subsidiary
•
Robust business model emphasizing
consumer intelligence and
operational specialization
•
Invested ~$2.8 billion to acquire receivables
with a face value of ~$80 billion
•
Acquired ~49 million consumer accounts
since inception

PROPRIETARY
OUR FIRST QUARTER RESULTS DEMONSTRATED STRONG
GROWTH
Q1 2013 Q1 2012 Increase/
(Decrease)
Collections $270 $231 17%
Revenue $144 $126 14%
Cost to collect 36.5% 38.4% (190 bps)
Adjusted EBITDA†
$174 $144 21%
EPS* $0.86 $0.70 23%

(in $M - except CTC and EPS)
† See endnote for a reconciliation to GAAP * Excludes one-time deal costs and non-cash convert interest
Adjusted EBITDA is a non-GAAP number. The Company considers Adjusted EBITDA to be a meaningful indicator of operating performance and uses it as a measure to assess the operating performance of the Company. See Reconciliation of Adjusted EBITDA to GAAP Net Income at the end of this presentation.

1,050
950
850
750
650
550
450
350
250
150
Gross collections
Adjusted EBITDA
22% CAGR
27% CAGR
2007
2008
2009
2010
2011
2012

encore CAPITAL GROUP

PROPRIETARY

WHICH CONTINUES THE TREND WE’VE BEEN EXPERIENCING FOR THE
LAST SEVERAL YEARS
($M)
* Adjusted EBITDA is a non-GAAP number. The Company considers Adjusted EBITDA to be a meaningful indicator of operating performance and uses it as a measure to assess the operating performance of the Company. See Reconciliation of Adjusted EBITDA to GAAP Net Income at the end of this presentation.
Adjusted EBITDA* and gross collections by year
PROPRIETARY

(%)
$10M investment in Internal Legal and Compliance in 2012 alone
51.5
50.2
47.6
43.7
42.2
40.4
36.5
2007
2008
2009
2010
2011
2012
Q1 2013

encore
CAPITAL GROUP

PROPRIETARY WE CONTINUE TO DRIVE DOWN OUR COST-TO-COLLECT DESPITE MAKING SIGNIFICANT INVESTMENTS IN COMPLIANCE AND INTERNAL LEGAL 7 Overall cost to collect

ECPG
Peer 1
Peer 2
2.50x
2.00x
1.50x
1.00x
0.50x
0.00x
2007
2008
2009
2010
2011
2012

encore CAPITAL GROUP

PROPRIETARY
OUR VALUATION AND OPERATING CAPABILITIES HAVE
ESTABLISHED ENCORE AS THE INDUSTRY LEADER

Cumulative actual collection multiples by vintage year, as of December 31, 2012
(Total collections / Purchase price)
Source: SEC filings – For ECPG includes court costs recovered

PROPRIETARY
ENCORE’S KEY
COMPETITIVE
ADVANTAGES
OUR SUCCESS IS DRIVEN BY OUR CORE COMPETENCIES

Portfolio valuation
and purchasing
Operational
modeling
International
operations
Account
Manager
expertise
Consumer Credit
Research Institute
Marketing
analytics
Legal collections
COST
LEADERSHIP
PRINCIPLED
INTENT
ANALYTIC
STRENGTH
CONSUMER
INTELLIGENCE

Relationship is transactional…

- Attempt immediate resolution during delinquency cycle (days 30 – 180)
- Consumer is "charged-off" by issuer on day 181

..and often ends in asset transfer

- Issuer offers to sell unsecured, charged-off debt or service through 3rd party agencies encore
CAPITAL GROUP

encore CAPITAL GROUP

PROPRIETARY
ENCORE PROVIDES AN ESSENTIAL SERVICE AND ITS MODEL SHOULD
BECOME THE INDUSTRY STANDARD

Collection
time frame
Consumer
treatment
Outcome
Contingency
collection agency
•
Four-to-six month
collection cycle
Pressure
•
Artificial deadlines
•
Multiple collection
companies
•
Counterproductive
incentive structure
•
Consumer is
confused and
frustrated
•
Consumer has 84
months to recover
financially
Partnership
•
Create partnership
strategy and set goals
•
Tailor work strategies to
individual circumstances,
giving time for a
consumer to recover
•
Maximizes repayment
likelihood, creates
consistency, and
ensures fair treatment
Original
creditor

1999 Reporting and alerts	2001 Statistical analysis and forecasting	2005 Predictive modeling and optimization	2011 Behavioral science field studies
Analytics	• Basic business functionality focused on public company needs	• Valuation based on individual consumer characteristics	• First-mover advantage created through development of advanced operational models focused on consumer behavior and financial ability	• Industry-first investment to understand financially stressed consumers' decisions, choices, and activities
Data	• Early technology investment in large databases and analysis software	• Significant investment in credit bureau and skip tracing data	• Data critical mass achieved through owned consumer accounts and specialized data vendor programs	• Access to unique data held by private companies and agencies, and analyzed by academic experts encore
CAPITAL GROUP

PROPRIETARY UNDERSTANDING FINANCIALLY STRESSED CONSUMER BEHAVIOR IS AT THE HEART OF OUR COMPANY’S EVOLUTION 11

PROPRIETARY
Encore’s individual
underwriting approach
to portfolio valuation
accommodates our
specialized operational
strengths
Low willingness
Low ability
High willingness
High capability
High willingness
Moderate capability
High willingness
Low capability
Low willingness
High ability
Low willingness
Moderate ability
THIS IS CLEARLY SEEN IN OUR APPROACH TO ASSET VALUATION

The standard industry view
of a consumer debt portfolio
•
Strong partnership and
recovery opportunities
•
Payment plans and
opportunities to build
longer relationships
•
Enforce legal contract
through formal channels
•
Remind consumers
through legal messaging
•
Significant discounts and
many small payments
•
Hardship strategies
and warehousing

PROPRIETARY WE’VE SEEN A SIGNIFICANT INCREASE IN THE NUMBER OF CONSUMERS WITH MULTIPLE OBLIGATIONS 13 Multiple obligations held within new portfolios, by purchase vintage (% of unique consumers)

PROPRIETARY
WE'RE BUILDING A PLATFORM THAT ENCOURAGES A DIFFERENT
KIND OF RELATIONSHIP WITH OUR CONSUMERS

Addressing
debt cycles
•
Acknowledging the limitations of our consumers’
household balance sheets
•
Living the Consumer Bill of Rights
Making focused
investments
•
Creating specialized work groups
•
Leveraging our industry-leading cost efficiency
•
Increasing direct control over consumer experience
Improving
consumer
experience
•
Using market-based surveys and tests to
understand consumer satisfaction
•
Partnering to develop new products and services
•
Pointing consumers to the best external references

Secured loans
Cover different type of debt
Tax liens
Auto debt
Mortgage debt
Expand along value system
Outsourcing services
Contingency collections
First party collection services
Unsecured
Purchase
Expand along the debt life cycle
Performing loans
Early delinquencies
Pre-charge off delinquencies
Defaulted
Penetrate existing market
Credit cards
Consumer loans
Telecom and other utilities
Defaulted
Focus on bankruptcy
Bankrupt accounts
Chapter 13
Chapter 7
National
Existing asset classes
Countries with mature credit systems
Emerging markets
International
Expand geographically
Utilities
Municipal obligations
Student loans
Expand core footprint
New asset classes

encore
CAPITAL GROUP

PROPRIETARY AS WE LOOK TO THE FUTURE, WE ARE EXPLORING WAYS TO LEVERAGE OUR CORE COMPETENCIES 15

encore
CAPITAL GROUP
+
PROPEL
FINANCIAL SERVICES

encore CAPITAL GROUP

PROPRIETARY
LAST YEAR, WE BEGAN TO DIVERSIFY THROUGH THE ACQUISITION
OF PROPEL

Leading provider of
debt management
and recovery
solutions for
consumers and
property owners
across a broad range
of asset classes
Property
Owners
Structured payment plans to
help residential and commercial
property owners settle tax
obligations and avoid
foreclosure
Consumer
Debt Holders
Robust collection plans to
maximize ability of consumers
to repay obligations and
ensure that consumers are
treated fairly
Financial
Institutions
Payment for
consumer debt
obligations
Local Tax
Authorities
Payment for residential
and commercial
property tax obligations

PROPRIETARY
OUR PLAN WAS EXPAND IN OUR CORE MARKET AND INTO OTHER
STATES

Working to penetrate
the 80% of the Texas
market that has yet
to use a tax lien
transfer
Existing
market
Lobbying to introduce
legislation in other
states that will create
new markets
New
markets
Exploring alternative
tax lien models that
will allow us to
expand into new
markets
New
opportunities

CAGR
40%
26
72
99
121
137
154
2008
2009
2010
2011
2012
Q1
2013

encore
CAPITAL GROUP

PROPRIETARY
WHICH HAS ALLOWED US TO GROW OUR PORTFOLIO WHILE
MAINTAINING AN EXCEPTIONALLY LOW RISK PROFILE

Propel portfolio size
($M)
• $8,750 average balance
• 9-year term
• 6-year weighted average remaining term
• 13-15% typical interest rate
Portfolio characteristics
• $230,000 average property value
• 3.84% average LTV at origination
• 0.4% foreclosure rate
• Zero losses

AACC
Asset Acceptance Capital Corp.

encore CAPITAL GROUP

PROPRIETARY
Allows us to be
highly selective
in purchasing
opportunities for
the remainder
of the year
WE RECENTLY ANNOUNCED THE PENDING ACQUISITION OF ASSET
ACCEPTANCE CAPITAL CORP. (NASDAQ: AACC)
Largely satisfies
our 2013
purchasing
goals
Extends
Encore’s
Consumer Bill
of Rights and
best practices
to millions more
consumers
Able to leverage
best practices
across the two
platforms

$35
$30
$25
$20
$15
$10
$5
$0
Historical
Projected
Dec-11
Feb-12
Apr-12
Jun-12
Aug-12
Oct-12
Dec-12
Feb-13
Apr-13
Jun-13
Aug-13
Oct-13
Dec-13
Feb-14
Apr-14
Jun-14
Aug-14
Oct-14
Dec-14
Feb-15
Apr-15
Jun-15
Aug-15
Oct-15
Dec-15
Feb-16
Apr-16
Jun-16
Aug-16
Oct-16
Dec-16
Feb-17
Apr-17
Jun-17
Aug-17
Oct-17
Dec-17
Feb-18
Apr-18
Jun-18
Aug-18
Oct-18
Dec-18
Feb-19
Apr-19
Jun-19
Aug-19
Oct-19
Dec-19

encore CAPITAL GROUP

PROPRIETARY ONE OF THE BENEFITS OF THE TRANSACTION IS THAT WE HAD FULL VISIBILITY TO HISTORICAL COLLECTIONS 20 Aggregated Portfolio: Actual and projected gross collections by month ($,Ms)

PROPRIETARY
Acquisition
of
competitor’s
assets
Significant history
of acquiring assets
in the resale market
gave us an analytic
advantage when
conducting
operational due
diligence
Practice makes
perfect
Industry-leading
models used to
estimate individual
consumer willingness
and ability to pay
•
Enabled us to
identify and
acquire the most
valuable pools
Careful consumer
segmentation
ENCORE IS WELL POSITIONED TO PROVIDE A SOLUTION FOR
COMPETITORS WHO EXIT THE MARKET

Our operational
advantages generally
insulate us against
overpaying
•
Powerful operational
models and practices
•
Superior forecasting
methodology
Protection from the
“winner’s curse”

250
200
150
100
50
Jun-05
Jun-06
Jun-07
Jun-08
Jun-09
Jun-10
Jun-11
Jun-12

encore
CAPITAL GROUP

PROPRIETARY
OUR CONFIDENCE IS TIED TO THE SUCCESSFUL COMPLETION  OF
ONE OF THE INDUSTRY’S FEW DEALS OF THIS SIZE

$90M portfolio purchase in 2005, cumulative collections through 3/31/13
($M)
Initial
expectations:
$199M
Results to date:
$237M
Actual
collections
Estimated
collections

90
80
70
60
50
40
30
20
10
-
May-12
Jun-12
Aug-12
Oct-12
Dec-12
Feb-13

encore CAPITAL GROUP

PROPRIETARY
AND THE CONTINUED STRONG PERFORMANCE ON THE LARGE
PURCHASE COMPLETED LAST MAY

$100M+ portfolio purchase in 2012, cumulative collections through 3/31/13
($M)
Initial
expectations:
$59M
Results to date:
$77M
Actual
collections
Estimated
collections

PROPRIETARY
WE ARE ALSO WELL WITHIN THE FINANCIAL COVENANTS OF OUR
CREDIT FACILITY
($M)
Covenant analysis
Cash flow leverage ratio
Debt
Trailing 4-quarter Adjusted EBITDA
†
Debt/Adjusted EBITDA (maximum 2.0x)
Minimum net worth
Excess room
Interest coverage ratio
EBIT/interest expense (minimum 2.0x)
Q1 2013
Pro forma
with AACC
811.9
1.03
153.0

† See endnote
785.2
3.9
2012
706.0
577.4
1.22
133.0
5.7
Q1 2013
TTM
646.0
1.08
144.4
600.2
5.8

PROPRIETARY
ENCORE’S LONG-TERM PROSPECTS CONTINUE TO BE STRONG AND
ARE GAINING STRENGTH
•
Operating results continue to be strong and are exceeding
our internal projections
•
Tax lien expansion is part of a longer term diversification
strategy
•
Working collaboratively with legislators and policymakers to shape the future of the collection industry, likely to be marked by a significant reduction in competitors
•
Significant purchases in 2012 plus the closing of Asset
Acceptance in June are providing momentum

† The Company has included information concerning Adjusted EBITDA because management utilizes this information in the evaluation of its operations and believes that this measure is a useful indicator of the Company's ability to generate cash collections in excess of operating expenses through the liquidation of its receivable portfolios. Adjusted EBITDA has not been prepared in accordance with generally accepted accounting principles (GAAP). The Company has included a reconciliation of Adjusted EBITDA to reported earnings under GAAP, in the financial tables included in the Appendix.

encore CAPITAL GROUP

PROPRIETARY ENDNOTE 26

PROPRIETARY 27 APPENDIX

PROPRIETARY
RECONCILIATION OF ADJUSTED EBITDA
Reconciliation of Adjusted EBITDA to GAAP Net Income
(Unaudited, In Thousands)
Three Months Ended
Note: The periods 3/31/08 through 12/31/08 have been adjusted to reflect the retrospective application of ASC 470-20. All periods have been adjusted to show discontinued ACG operations.
PROPRIETARY

3/31/08 6/30/08 9/30/08 12/31/08 3/31/09 6/30/09 9/30/09 12/31/09 3/31/10 6/30/10 9/30/10 12/31/10
GAAP net income, as reported 6,751      6,162      3,028      (2,095)     8,997      6,641      9,004      8,405       10,861 11,730 12,290 14,171
(Gain) loss from discontinued operations, net of tax (422)        (89)          46           (483)        (457)        (365)        (410)        (901)        (687)      (684)      (315)      28
Interest expense 5,200      4,831      5,140      5,401      4,273      3,958      3,970      3,959       4,538    4,880    4,928    5,003
Contingent interest expense -          -          -          -          -          -          -          -          -        -        -        -
Pay-off of future contingent interest -          -          -          -          -          -          -          -          -        -        -        -
Provision for income taxes 4,227      4,161      2,429      (1,781)     5,670      3,936      5,676      4,078       6,080    6,356    6,474    9,057
Depreciation and amortization 438         482         396         391         410         402         443         516          522       591       650       789
Amount applied to principal on receivable portfolios 40,212    35,785    35,140    46,364    42,851    48,303    49,188    47,384     58,265 64,901 63,507 53,427
Stock-based compensation expense 1,094      1,228      860         382         1,080      994         1,261      1,049       1,761    1,446    1,549    1,254
Adjusted EBITDA 57,500    52,560    47,039    48,179    62,824    63,869    69,132    64,490     81,340 89,220 89,083 83,729
3/31/11 6/30/11 9/30/11 12/31/11 3/31/12 6/30/12 9/30/12 12/31/12 3/31/13
GAAP net income, as reported 13,679    14,775    15,310    17,134    11,406    16,596    21,308    20,167     19,448
(Gain) loss from discontinued operations, net of tax (397)        (9)            (60)          101         6,702      2,392      -          -          -
Interest expense 5,593      5,369      5,175      4,979      5,515      6,497      7,012      6,540       6,854
Provision for income taxes 8,349      9,475      9,834      10,418    11,660    12,846    13,887    13,361     12,571
Depreciation and amortization 904         958         1,054      1,165      1,240      1,420      1,533      1,647       1,846
Amount applied to principal on receivable portfolios 85,709    83,939    73,187    69,462    104,603 101,813 105,283 90,895     129,487
Stock-based compensation expense 1,765      1,810      2,405      1,729      2,266      2,539      1,905      2,084       3,001
Acquisition related expense -          -          -          -          489         3,774      -          -          1,276
Adjusted EBITDA 115,602 116,317 106,905 104,988 143,881 147,877 150,928 134,694   174,483

ENCORE CAPITAL GROUP, INC. May 2013 JMP Securities 12th Annual Research Conference